Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2023
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial Instruments and Financial Risk Management
31. Financial Instruments and Financial Risk Management

a) Financial Risk Management

Our activities expose us to a variety of financial risks, which include foreign exchange risk, liquidity risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Financial Risk Management Committee and our Board of Directors.

Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a currency other than the functional currency of the legal entity. Our foreign exchange risk arises primarily with respect to the U.S. dollar, Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses is denominated in local currencies.

We also have various investments in U.S. dollar functional currency subsidiaries, whose net assets are exposed to foreign currency translation risk. This currency exposure is managed in part through our U.S. dollar denominated debt as a hedge against these net investments.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below.

(US$ in millions)	December 31, 2023	December 31, 2022
Cash and cash equivalents	$59	$634
Trade and settlement receivables	1,145	629
Trade accounts payable and other liabilities	(743)	(570)
Debt (Note 20)	(2,470)	(2,585)
Reduced by: Debt designated as a hedging instrument in our net investment hedge	2,334	1,686
Net U.S. dollar exposure	$325	$(206)

As at December 31, 2023, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $33 million pre-tax loss (2022 – $26 million pre-tax gain) from our financial instruments. There would also be a $1.1 billion pre-tax loss (2022 – $946 million) in other comprehensive income from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.
31. Financial Instruments and Financial Risk Management (continued)

Liquidity Risk

Liquidity risk arises from our general and capital funding requirements. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 20(e) details our available credit facilities as at December 31, 2023.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2023 are as follows:

(CAD$ in millions)	Less Than 1 Year	2–3 Years	4–5 Years	More Than 5 Years	Total
Trade accounts payable and other financial liabilities	$3,497	$—	$—	$—	$3,497
Debt (Note 20(f))	515	1,076	778	4,240	6,609
Lease liabilities	197	261	186	1,107	1,751
Obligation to Neptune Bulk Terminals	—	31	30	143	204
ENAMI preferential dividend liability	—	—	—	606	606
QB2 advances from SMM/SC	—	—	—	3,520	3,520
QB2 variable consideration to IMSA	—	132	—	—	132
Other liabilities	—	104	11	13	128
Estimated interest payments on debt	394	614	452	1,828	3,288
Estimated interest payments on QB2 advances from SMM/SC	—	—	—	2,039	2,039
Estimated interest payments on lease and other liabilities	18	26	19	81	144
Downstream pipeline take-or-pay toll commitment	29	60	65	254	408

Interest Rate Risk

Our interest rate risk arises in respect of our holdings of cash, cash equivalents, floating rate debt and advances from SMM/SC. Our interest rate management policy is to borrow at both fixed and floating rates to offset financial risks.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the short-term interest rate at the beginning of the year, with other variables unchanged, would have resulted in a $50 million pre-tax decrease in our profit (2022 – $29 million pre-tax decrease), not considering applicable capitalization of interest expense. There would be no effect on other comprehensive income.

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices and to avoid mismatches in pricing reference periods. At the balance sheet date, we had zinc, lead and copper derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc, lead, copper and embedded derivatives in our TAK road and port contract, in the ongoing payments under our silver stream and gold stream arrangements and in the QB2 variable consideration to IMSA.
31. Financial Instruments and Financial Risk Management (continued)

The following represents the effect on profit attributable to shareholders from a 10% change in commodity prices, with other variables unchanged, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2023 and December 31, 2022. There is no effect on other comprehensive income.

	Price on December 31,		Change in Profit Attributable to Shareholders
(CAD$ in millions)	2023	2022	2023	2022
Copper	US$3.87/lb.	US$3.80/lb.	$37	$52
Zinc	US$1.20/lb.	US$1.35/lb.	$(1)	$9
Steelmaking coal	US$264/tonne	US$257/tonne	$11	$9

A 10% change in the price of copper, zinc, lead, silver and gold, with other variables unchanged, would change our net asset position of derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments, and would result in a change of our pre-tax profit attributable to shareholders by $34 million (2022 – $35 million). There would be no effect on other comprehensive income.

Credit Risk

Credit risk arises from cash, cash equivalents, derivative contracts, debt securities and trade receivables. While we are exposed to credit losses due to the non-performance of our counterparties, there are no significant concentrations of credit risk and we do not consider this to be a material risk.

Our primary counterparties related to our cash, cash equivalents, derivative contracts and debt securities carry investment grade ratings as assessed by external rating agencies, which are monitored on an ongoing basis. All of our commercial customers are assessed for credit quality at least once a year or more frequently if business- or customer-specific conditions change based on an extensive credit rating scorecard developed internally using key credit metrics and measurements that were adapted from S&P’s and Moody’s rating methodologies. Sales to customers that do not meet the credit quality criteria are secured either by a parental guarantee, a letter of credit or prepayment.

For our trade receivables, we apply the simplified approach for determining expected credit losses, which requires us to determine the lifetime expected losses for all our trade receivables. The expected lifetime credit loss provision for our trade receivables is based on historical counterparty default rates and adjusted for relevant forward-looking information, as required. Since the majority of our customers are considered to have low default risk and our historical default rate and frequency of losses are low, the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2023.

Our investments in debt securities carried at fair value through other comprehensive income (loss) are considered to have low credit risk, as our counterparties have investment grade credit ratings. The credit risk of our investments in debt securities has not increased significantly since initial recognition of these investments and accordingly, the loss allowance for investments in debt securities is determined based on the 12-month expected credit losses. The 12-month expected credit loss allowance is based on historical and forward-looking default rates for investment grade entities, which are low and, accordingly, the 12-month expected credit loss allowance for our investments in debt securities is nominal as at December 31, 2023.

Cash and cash equivalents are held with high quality financial institutions. Substantially all of our cash and cash equivalents held with financial institutions exceeds government-insured limits. We have established credit policies that seek to minimize our credit risk by entering into transactions with investment grade creditworthy and reputable financial institutions and by monitoring the credit standing of the financial institutions with whom we transact. We seek to limit the amount of exposure with any one counterparty.
31. Financial Instruments and Financial Risk Management (continued)

b) Derivative Financial Instruments, Embedded Derivatives and Hedges

Sale and Purchase Contracts

We record adjustments to our settlement receivables and payables for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices or published price assessments for steelmaking coal. These arrangements are based on the market price of the commodity and the value of our settlement receivables and payables will vary, as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense).

The table below outlines our outstanding settlement receivables and payables, which were provisionally valued at December 31, 2023 and December 31, 2022.

	Outstanding at December 31, 2023		Outstanding at December 31, 2022
	Volume	Price	Volume	Price
Receivable positions
Copper (pounds in millions)	127	US$3.87/lb.	168	US$3.80/lb.
Zinc (pounds in millions)	167	US$1.20/lb.	218	US$1.35/lb.
Lead (pounds in millions)	17	US$0.94/lb.	17	US$1.05/lb.
Steelmaking coal (tonnes in thousands)	504	US$264/tonne	388	US$257/tonne
Payable positions
Zinc payable (pounds in millions)	121	US$1.20/lb.	75	US$1.35/lb.
Lead payable (pounds in millions)	15	US$0.94/lb.	18	US$1.05/lb.

At December 31, 2023, total outstanding settlement receivables were $1.3 billion (2022 – $1.1 billion) and total outstanding settlement payables were $36 million (2022 – $45 million) (Note 19). These amounts are included in trade and settlement receivables and in trade accounts payable and other liabilities, respectively, on the consolidated balance sheets.

Zinc, Lead and Copper Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarters of each year than in the first and second quarters. During 2023 and 2022, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year.

All zinc, lead and copper swaps derivative contracts mature in 2024. These contracts are not designated as hedging instruments and are recorded at fair value in prepaids and other current assets on our consolidated balance sheet.

The fair value of our commodity swaps is calculated using a discounted cash flow method based on forward metal prices. A summary of these derivative contracts and related fair values as at December 31, 2023 is as follows:

Derivatives not designated as hedging instruments	Quantity	Average Price of Purchase Commitments	Average Price of Sale Commitments	Fair Value Asset (Liability) (CAD$ in millions)
Zinc swaps	209 million lbs.	US$1.19/lb.	US$1.21/lb.	$18
Lead swaps	64 million lbs.	US$0.94/lb.	US$0.96/lb.	$(3)
Copper swaps	18 million lbs.	US$3.85/lb.	US$3.81/lb.	$(1)
				$14
31. Financial Instruments and Financial Risk Management (continued)

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense) and Non-Operating Income (Expense)
	2023	2022
Zinc swaps	$(23)	$15
Lead swaps	(9)	3
Copper swaps	(1)	—
Settlement receivables and payables (Note 10)	39	(371)
Contingent zinc escalation payment embedded derivative	5	27
Gold stream embedded derivative	12	(8)
Silver stream embedded derivative	4	(2)
QB2 variable consideration to IMSA (Note 12(a))	(4)	(5)
	$23	$(341)

Embedded Derivatives

The TAK road and port contract contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $30 million at December 31, 2023 (2022 – $36 million), of which $7 million (2022 – $9 million) is included in trade accounts payables and other liabilities and the remaining $23 million (2022 – $27 million) is included in provisions and other liabilities.

The gold stream and silver stream agreements each contain an embedded derivative in the ongoing future payments due to us. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the monthly average gold price at the time of each delivery. The fair value of this embedded derivative was $48 million at December 31, 2023 (2022 – $37 million), of which $4 million (2022 – $3 million) is included in prepaids and other current assets and the remaining $44 million (2022 – $34 million) is included in financial and other assets. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the spot silver price at the time of delivery. The fair value of this embedded derivative was $26 million at December 31, 2023 (2022 – $24 million), of which $1 million (2022 – $2 million) is included in prepaids and other current assets and the remaining $25 million (2022 – $22 million) is included in financial and other assets.

Accounting Hedges

Net investment hedge

We manage the foreign currency translation risk of our various investments in U.S. dollar functional currency subsidiaries in part through the designation of our U.S. dollar denominated debt as a hedge against these net investments. We designate the spot element of the U.S. dollar debt as the hedging instrument. As only the spot rate element of the debt is designated in the hedging relationship, no ineffectiveness is expected and no ineffectiveness was recognized in profit for the years ended December 31, 2023 and 2022. The hedged foreign currency risk component is the change in the carrying amount of the net assets of the U.S. dollar functional currency subsidiaries arising from spot U.S. dollar to Canadian dollar exchange rate movements. At December 31, 2023, US$2.3 billion of our debt (2022 – US$1.7 billion) and U.S. dollar investment in foreign operations were designated in a net investment hedging relationship. During the year ended December 31, 2023, $65 million (2022 – $65 million) of foreign exchange translation on our U.S. dollar investment in foreign operations was hedged by an offsetting amount of foreign exchange translation on our U.S. dollar denominated debt. Refer to Note 26(f) for the effect of our net investment hedges on other comprehensive income.